SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (Date of earliest event reported): October 29, 2012

Titan Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-27436	94-3171940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 29, 2012, Titan Pharmaceuticals Inc. (the “Company” or “Titan”) issued a press release announcing the submission of a New Drug Application to the U.S. Food and Drug Administration for the investigational product Probuphine®. The submission includes a request for Priority Review and a proposed Risk Evaluation and Mitigation Strategy (REMS). Titan also announced that its potential licensing partner has advised the Company that its internal structuring tasks continue to progress, and that the option to execute the proposed licensing agreement has been extended in accordance with its terms to December 31, 2012.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated October 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Sunil Bhonsle
Name:	Sunil Bhonsle
Title:	President

Dated: October 30, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 29, 2012